Exhibit 10.1

SUBSCRIPTION AGREEMENT

To:	Ionatron, Inc. 3716 East Columbia Tucson, AZ 85714

Ladies and Gentlemen:

1.  Purchase and Sale of the Shares and Warrants. The undersigned hereby tenders this subscription and applies for the purchase of the number of shares (the “Shares”) of the common stock (the “Common Stock”), par value $0.001 per Share, of Ionatron, Inc. at a price of $5.75 per Share. The Company shall also issue to the undersigned warrants (the “Warrants”) to purchase a number of shares of Common Stock (the “Warrant Shares”) equal to 20% of the Shares (rounded to the next highest integer in the case of a fractional Warrant Shares) purchased by the undersigned. The Warrants shall be exercisable for a period of five (5) years commencing on the Closing Date (as defined below) at an exercise price of $9.15 per share. Together with this Subscription Agreement, the undersigned is delivering to the Company, a check payable to the Company or funds by wire transfer to an escrow account maintained at Continental Stock Transfer & Trust Company (the “Transfer Agent”), in accordance with the Escrow Agreement made as of August 1, 2006 by and among the Company, the Transfer Agent and J Giordano Securities Group (“J Giordano”), the placement agent for the Offering (defined below), in accordance with the instructions of J Giordano, in the full amount of the purchase price for the Shares and Warrants which the undersigned is subscribing for pursuant hereto. The form of the Escrow Agreement is attached as Exhibit A hereto. The Shares and Warrants are being offered, pursuant to this Subscription Agreement as part of an offering (the “Offering”) of approximately 4,616,305 Shares and Warrants to purchase up to 923,260 Warrant Shares ($26,543,750), which maximum number of Shares and Warrants is subject to increase upon the mutual consent of the Company and J Giordano, on an “any or all basis.” The “Closing Date” means the date on which the purchase price for the Shares and Warrants is released from escrow to the Company and the Company accepts the undersigned’s subscription (the “Closing”). The Closing shall occur as soon as practicable, following the undersigned’s deposit of the purchase price into the escrow account and the Company’s acceptance of the undersigned’s subscription and satisfaction of the conditions to closing set forth in Section 5. Upon the Closing, the Company shall deliver to its Transfer Agent irrevocable instructions to issue the Shares to the undersigned and, promptly following the Closing, the Company shall deliver to the undersigned certificates representing the Warrants purchased by the undersigned and cause its Transfer Agent to deliver the undersigned certificates.

2.  Representations, Warranties and Agreements of the Subscriber. (a) The undersigned acknowledges that the undersigned has access to and has reviewed copies of (i) the Company’s filings with the Securities and Exchange Commission (the “SEC”) via EDGAR, including, without limitation, the Company’s Form 10-K for the year ended December 31, 2005 (including all of the exhibits thereto), and the Company’s Form 10-Q for the quarter ended March 31, 2006 (including, in each case, all of the exhibits thereto), the Company’s Current Reports on Form 8-K (including, in each case, as amended, and all of the exhibits thereto) filed since December 31, 2005 and the Company’s definitive proxy statement filed with the SEC on May 22, 2006 (collectively, the “SEC Reports”), and (ii) the draft of the Company’s Form 10-Q for the quarter ended June 30, 2006 which was distributed to the undersigned with this Subscription Agreement on or subsequent to August 4, 2006 (the “Draft Form 10-Q”), and the undersigned has performed its own due diligence in connection with its subscription for the Shares and Warrants and has had a reasonable opportunity to ask questions of and receive answers from qualified representatives of the Company concerning the business and financial condition of the Company, the terms and conditions of this Subscription Agreement, and all of such questions have been answered to the satisfaction of the undersigned.

(b)  The undersigned is an “accredited investor,” as such term is defined in Regulation D of the Rules and Regulations promulgated under the Securities Act of 1933, as amended (the “Act”), and as set forth below by checking the appropriate box(es):

❒
A bank as defined in Section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 (the “Exchange Act”); an insurance company as defined in section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company, as defined in section 2(a)(48) of that act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

❒	A private business development company as defined in Section 202(a)22 of the Investment Advisers Act of 1940;

❒
An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

❒	A director or executive officer of the Company;

❒	A natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceeds $1,000,000;

❒
A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

❒
A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii); and

❒	An entity in which all of the equity owners are accredited investors.

(c)  The undersigned understands that the Company has determined that the exemption from the registration provisions of the Act, which is based upon non-public offerings are applicable to the offer and sale of the Shares and Warrants based, in part, upon the representations, warranties and agreements made by the undersigned herein;

(d)  The undersigned understands that (A) none of Shares, Warrants or Warrant Shares have been registered under the Act or the securities laws of any state, based upon an exemption from such registration requirements for non-public offerings pursuant to Regulation D under the Act; (B) the Shares, Warrants and Warrant Shares are and will be “restricted securities,” as said term is defined in Rule 144 of the Rules and Regulations promulgated under the Act; (C) unless they have been first registered under the Act and all applicable state securities laws, the Shares, Warrants and Warrant Shares may only be offered, sold or otherwise transferred (1) to the Company, (2) pursuant to the exemption from registration under the Act provided by Rule 144, or (3) pursuant to another exemption from registration after providing a satisfactory legal opinion to the Company; (D) except as set forth in this Subscription Agreement, the Company is under no obligation to register any of the Shares, Warrants or Warrant Shares under the Act or any state securities laws, or to take any action to make any exemption from any such registration provisions available; (E) the certificates for the Shares, Warrants and Warrant Shares will bear the legend set forth in Section 2(n); and (F) stop transfer instructions will be placed with the transfer agent for the Common Stock;

(e)  The undersigned is acquiring the Shares and Warrants solely for the account of the undersigned, for investment purposes only, and not with a view towards the resale or distribution thereof within the meaning of the Act;

(f)  The undersigned has full power and authority to execute and deliver this Subscription Agreement and to perform the obligations of the undersigned hereunder; and this Subscription Agreement is a legally binding obligation of the undersigned in accordance with its terms;

(g)  The address set forth below is the undersigned’s true and correct residence, and the undersigned has no present intention of becoming a resident of any other state or jurisdiction. (If a corporation, trust or partnership, the undersigned has its principal place of business at the address set forth below and was not organized (or has the jurisdiction of its organization and the address of its investment manager as set forth on the signature page) for the specific purpose of subscribing to this offering);

(h)  If the undersigned is a corporation or trust, the undersigned represents and warrants that he is authorized to so sign; that the corporation or trust is authorized by the Articles (or Certificate) of Incorporation and Bylaws of the corporation or by the trust agreement, as the case may be, or applicable law to make this investment and to enter into this Subscription Agreement; in the case of a trust, the undersigned will, upon the request of the Company or counsel to the Company, furnish to the Company a true and correct copy of the trust agreement;

(i)  If the undersigned is a partnership, by signing below the partner executing this Subscription Agreement represents and warrants that each one of the foregoing representations or agreements or understandings set forth herein applies to each partner (unless such representation, agreement or understanding is by its terms applicable only to the partnership as an entity); that he is authorized to so sign; in the case of any partner that is a trust, a trustee (or co-trustee) of the trust is authorized by the trust agreement to make this investment and to enter into this Subscription Agreement and will, upon request of the Company or counsel to the Company, furnish to the Company a true and correct copy of the trust agreement; and in the case of any partner that is a corporation, the corporate officer so signing is authorized to sign on behalf of the corporation and will, upon request of the Company or counsel to the Company, furnish to the Company a true and correct copy of the provisions of the Articles (or Certificate) of Incorporation or Bylaws, or both, authorizing the corporation to make such investment, and a copy (certified by the secretary or other authorized officer) of appropriate corporate resolutions authorizing the specific investment;

(j)  The undersigned does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Shares, Warrants or Warrant Shares for which the undersigned is subscribing;

(k)  The foregoing representations, warranties and agreements shall survive the execution, delivery and acceptance of this Subscription Agreement and the closings of the sale of the Shares and Warrants and shall continue in full force and effect notwithstanding any subsequent disposition by the undersigned of any of the Shares, Warrants or Warrant Shares;

(l)  The undersigned understands that (i) this subscription is not binding upon the Company until the Company accepts it, which acceptance is to be evidenced by the Company’s execution of this Subscription Agreement where indicated and (ii) the Company may, in its sole discretion, reject this subscription, in which case this Subscription Agreement shall be null and void or reduce this Subscription in any amount;

(m)  The undersigned understands that neither this Subscription Agreement nor any of the rights of the undersigned hereunder may be transferred or assigned by the undersigned prior to Closing; and

(n)  (i)The undersigned agrees to the imprinting of the following (or a substantially similar) legend on any certificate representing the Shares, Warrants or Warrant Shares:

THE SHARES [WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF] HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED OR SOLD EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR (ii) UPON THE DELIVERY BY THE HOLDER TO THE COMPANY OF AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO COUNSEL FOR THE COMPANY, STATING THAT AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE FOR THE OFFER AND SALE OF SUCH SECURITIES.

Certificates evidencing Shares, Warrants and/or Warrant Shares (collectively, the “Securities”) shall not be required to contain a legend restricting transfer under the Act (i) while a registration statement covering the resale of such Securities is effective under the Act, or (ii) following any sale of such Securities pursuant to Rule 144, or (iii) if such Securities are eligible for sale under Rule 144(k), or (iv) if such legend is not required under applicable requirements of the Act (including judicial interpretations and pronouncements issued by the Staff of the SEC). The Company shall cause its counsel to issue a legal opinion to the Company’s transfer agent within three (3) business days following the date the Registration Statement (defined below) is declared effective by the SEC (the “Effective Date”) (provided that any transferee of the undersigned must deliver an affidavit with respect to the matters set forth in this Section 2(n). Upon the written consent of the undersigned, following the Effective Date or at such earlier time as a legend is no longer required for certain Securities, the Company will no later than three trading days following the delivery by the undersigned to the Company or the Company’s transfer agent of a legended certificate representing such Securities, deliver or cause to be delivered to the undersigned a certificate representing such Securities that is free from all restrictive and other legends. The undersigned covenants and agrees that it will comply with the prospectus delivery requirements set forth in Section 5 of the Act, in connection with any sale of Securities pursuant to the Registration Statement. The Company may, at its option, issue a blanket letter of instruction to its transfer agent placing “stop transfer” orders on Securities, which stop transfer order may be lifted upon request by the transfer agent of written certification that the Shares are being sold pursuant to an effective registration statement and a duly delivered prospectus.

(ii)  The undersigned understands that any sales by it of any of the Shares, Warrants or Warrant Shares that are not made in compliance with this Section 2(n) could subject the Company and the undersigned to possible civil and criminal liability under applicable federal securities laws and state securities or “blue sky” laws.

(iii)  The undersigned (i) will only sell the Securities in a bona fide transaction that complies with the applicable federal and state securities laws, (ii) will not sell or otherwise dispose of or transfer the Securities or any interest therein in a transaction that is part of a plan or scheme to avoid the registration requirements of the Act and (iii) acknowledges and agrees that notwithstanding the removal of the legend set forth in this Section 2(n) from the Securities upon effectiveness of a Registration Statement covering the Securities, the Securities will remain “restricted securities,” and the undersigned, (iv) will not sell or otherwise transfer the Shares other than pursuant to the Registration Statement or, if applicable, Rule 144 promulgated under the Act, (v) will remain responsible for compliance with the federal and state securities laws in connection with any resale or other transfer of the Securities, any such sale or transfer will be made in compliance with Section 2(n) and the Company and any Company Related Person (as defined below) may produce this Subscription Agreement to any interested party in any proceeding or other inquiry with respect to the matters set forth in this Section 2(n).

(iv)  The undersigned understands that the Company, its officers, directors and agents are relying on the representation of the undersigned set forth in this Section 2(n) in order to determine compliance with applicable securities laws in connection with the sale of the Securities to the undersigned.

3.  Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to the undersigned as of the date hereof and the Closing Date. Each of the representations and warranties are qualified in their entirety by the information contained in the SEC Reports, Draft Form 10-Q and Disclosure Schedules hereto.

(a)  As of their respective dates, each of the SEC Reports, as any of such documents may have been subsequently amended by filings made by the Company with the SEC prior to the Closing Date, complied in all material respects with the requirements of the Exchange Act and the applicable rules and regulations of the SEC thereunder and none of the SEC Reports contains, and on the Closing Date, none of the SEC Reports will contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company is eligible to register the Registrable Securities (defined below) for resale by the undersigned (provided that the undersigned is not a broker/dealer registered with the National Association of Securities Dealers, Inc.) on a registration statement on Form S-3 under the Act.

(b)  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with full power and authority, corporate and other to own or lease, as the case may be, and operate its properties, whether tangible or intangible, and to conduct its business as described in the SEC Reports and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company.

(c)  The Company’s subsidiaries are set forth in the Disclosure Schedules (the “Subsidiaries”). Unless the context requires otherwise, all references to the Company include the Subsidiaries. Each Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation as set forth in the Disclosure Schedules, with full power and authority, corporate and other, to own or lease, as the case may be, and operate its properties, whether tangible or intangible, and to conduct its business as currently conducted. Each Subsidiary is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which the conduct of its business or the ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and the Subsidiaries taken as a whole. The Company owns all of the issued and outstanding shares of capital stock (or other equity or ownership interests) of each Subsidiary, such ownership is free and clear of any security interests, liens, encumbrances, claims and charges, and all of such shares have been duly authorized and validly issued, and are fully paid and nonassessable.

(d)  The Company does not presently own, directly or indirectly, an interest in any corporation, association, or other business entity, and is not a party to any joint venture, partnership, or similar arrangement, other than the Subsidiaries.

(e)  The authorized capital stock of the Company conforms in all material respects to the description thereof contained in the SEC Reports and such description conforms in all material respects to the rights in the instruments defining the same. The issued and outstanding capital stock of the Company is as set forth in the Disclosure Schedules.

(f)  The shares of common stock of the Company outstanding prior to the issuance of the Shares and Warrants have been duly authorized and are validly issued, fully paid and non-assessable.

(g)  The Shares to be sold under this Agreement have been duly authorized and, when issued and sold and paid for by the undersigned in accordance with the terms of this Subscription Agreement, will be duly authorized, validly issued, fully paid and non assessable, and the undersigned will not be subject to personal liability solely by reason of being such holders and will not be subject to the preemptive or similar rights of any holders of any security of the Company. The Warrants to be sold under this Agreement have been duly authorized and, when issued and sold and paid for by the undersigned in accordance with the terms of this Subscription Agreement, will be the valid and binding obligation of the Company, enforceable in accordance with its terms. The Warrant Shares when issued and paid for in accordance with the terms of the Warrants, will be duly authorized, validly issued, fully paid and non assessable, and the undersigned will not be subject to personal liability solely by reason of being such holders and will not be subject to the preemptive or similar rights of any holders of any security of the Company. The issuance of the Shares and Warrants and the Warrant Shares upon exercise of the Warrants will not result in the right of any holder of securities of the Company to adjust the exercise, conversion or exchange price of such securities or otherwise reset the price paid for its securities.

(h)  The Company has not granted or agreed to grant to any person any rights (including “piggy-back” registration rights) to have any securities of the Company registered with the SEC or any other governmental authority that have not been satisfied or waived.

(i)  This Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting creditors’ rights generally (including, without limitation, statutory or other laws regarding fraudulent preferential transfers) and equitable principles of general applicability.

(j)  The execution and delivery by the Company, and the performance by the Company of its obligations under this Subscription Agreement will not conflict with or contravene in any material respect, cause a breach or violation of or default under, any provision of applicable law or the certificate of incorporation or by-laws of the Company or any agreement or other instrument binding upon the Company that is material to the Company, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Subscription Agreement, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares and Warrants and by Federal and state securities laws with respect to the obligations of the Company under this Subscription Agreement or the listing of the Shares and Warrants Shares on the Nasdaq Stock Market as may be required by the National Association of Securities Dealers, Inc. which have been or will be obtained or such the failure of which to obtain would not have a material adverse effect on the Company and the Subscribers taken as a whole.

(k)  There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business, operations or prospects of the Company whether or not arising in the ordinary course of business from that set forth in the SEC Reports and the Draft Form 10-Q. Except as set forth in the SEC Reports and Draft From 10-Q, there has been no obligation, contingent or otherwise, directly or indirectly incurred by the Company or any Subsidiary made to the Company and other Subsidiaries taken as a whole.

(l)  None of the Company nor any Subsidiary is in violation of its charter or by-laws or in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company and the Subsidiaries taken as a whole to which the Company or any Subsidiary is a party or by which the Company, any Subsidiary or any of their properties is bound, except for such defaults that would not, singly or in the aggregate, have a material adverse effect on the Company and the Subsidiaries taken as a whole.

(m)  There are no legal or governmental proceedings, orders, judgments, writs, injunctions, decrees or demands pending or, to the Company’s knowledge, threatened to which the Company or any Subsidiary is a party or to which any of the properties of the Company or any Subsidiary is subject other than proceedings, orders, judgments, writs, injunctions, decrees or demands accurately described in all material respects in the SEC Reports and Draft Form 10-Q and proceedings, orders, judgments, writs, injunctions, decrees or demands that would not have a material adverse effect on the Company and the Subsidiaries taken as a whole or on the power or ability of the Company to perform its obligations under this Subscription Agreement or to consummate the transactions contemplated by this Subscription Agreement

(n)  The Company and each Subsidiary (a) is in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (b) has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business, (c) is in compliance with all material terms and conditions of any such permit, license or approval, (d) is in compliance with any provisions of the employee Retirement Income Security Act of 1974, as amended, (“ERISA”) or the rules and regulations promulgated thereunder and (e) is in compliance with any provisions of the Foreign Corrupt Practice Act or the rules and regulations promulgated thereunder, except, with respect to clauses (a) through (e), where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or noncompliance with ERISA or the Foreign Corrupt Practices Act or failure to comply with the terms and conditions of such permits, licenses or approvals, would not, singly or in the aggregate, have a material adverse effect on the Company and the Subsidiaries, taken as a whole.

(o)  There are no costs or liabilities to the Company or any Subsidiary associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a material adverse effect on the Company and the Subsidiaries taken as a whole.

(p)  None of the Company nor any of the Subsidiaries is and, after giving effect to the offering and sale of the Shares and Warrants and the application of the proceeds from the sale of the Shares and Warrants will be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

(q)  Neither the Company nor any of its affiliates (as defined in Rule 501(b) of Regulation D, each an “Affiliate”) has directly, or through any agent, (a) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or will be integrated with the sale of the Shares and Warrants in a manner that would require the registration under the Act of the Shares and Warrants or (b) offered, solicited offers to buy or sold the Shares by any form of general solicitation or general advertising (as those terms are used in Regulation D) or in any manner involving a public offering within the meaning of Section 4(2) of the Act. No registration under the Act of the Shares and Warrants is required for the sale of the Shares and Warrants to the undersigned under this Subscription Agreement, assuming the accuracy of the undersigned representations, warranties and agreements set forth in Section 2.

(r)  The Company maintains a system of accounting controls sufficient to provide reasonable assurances that (a) transactions are executed in accordance with management’s general or specific authorization, (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (c) access to assets is permitted only in accordance with management’s general or specific authorization and (d) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(s)  The Company and each Subsidiary owns or possesses, or has the right to use, all material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names currently employed or required by it in connection with the business currently conducted by it as described in the SEC Reports and Draft Form 10-Q, except such as the failure to so own or possess or have the right to use would not have, singly or in the aggregate, a material adverse effect on the Company and the Subsidiaries taken as a whole. To the Company’s knowledge, there are no valid and enforceable United States patents that are infringed by the business currently conducted by the Company or any Subsidiary, or as currently proposed to be conducted by the Company or any Subsidiary, as described in the SEC Reports and Draft Form 10-Q and which infringement would have a material adverse effect on the Company and the Subsidiaries taken as a whole. The Company is not aware of any basis for a finding that the Company or ay Subsidiary does not have valid title or license rights to the patents and patent applications referenced in the SEC Reports as owned or licensed by the Company or any Subsidiary, and, to the Company’s knowledge, neither the Company nor any Subsidiary is subject to any judgment, order, writ, injunction or decree of any court or any Federal, state, local, foreign or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any arbitrator, nor has it entered into or is it a party to any contract, which restricts or impairs the use of any of the foregoing which would have a material adverse effect on the Company and the Subsidiaries taken as a whole. Neither the Company nor any Subsidiary has received any written notice of infringement of or conflict with asserted rights of any third party with respect to the business currently conducted by it as described in the SEC Reports and which, if determined adversely to the Company or any Subsidiary, would have a material adverse effect on the Company and the Subsidiaries taken as a whole and the Company has no knowledge of any facts or circumstances that would serve as a reasonable basis for any such claims.

(t)  Other than with respect to Environmental Laws and ERISA (which are governed by Section 3(n) above) each of the Company and each Subsidiary has such permits, licenses, consents, exemptions, franchises, authorizations and other approvals (each, an “Authorization”) of, and has made all filings with and notices to, all appropriate federal, state, local or foreign governmental or regulatory authorities and self regulatory organizations and all courts and other tribunals, as are necessary to own, lease, license and operate its respective properties and to conduct its business, except to the extent the failure to have any such Authorization or to make any such filing or notice would not, singly or in the aggregate, have a material adverse effect on the Company and the Subsidiaries taken as a whole. Each such Authorization is valid and in full force and effect and the Company and each Subsidiary is in compliance with all the material terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto, and no event has occurred (including, without limitation, the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such Authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such Authorization except to the extent such failure to be valid and in full force and effect or to be in compliance, the occurrence of any such event or the presence of any such restriction would not, singly or in the aggregate, have a material adverse effect on the Company and the Subsidiaries taken as a whole.

(u)  There are no outstanding rights, warrants, options, convertible securities or commitments to sell granted or issued by the Company entitling any person to purchase or otherwise acquire any shares of the capital stock of the Company, except as otherwise disclosed in the SEC Reports or Draft Form 10-Q and except for options granted to directors and employees of the Company in the ordinary course of business since June 30, 2006.

(v)  The financial statements included or incorporated by reference in the SEC Reports as the same may have been amended prior to the date of the SEC Reports, together with related schedules and notes, present fairly in all material respects the financial position, results of operations and changes in financial position of the Company and its consolidated subsidiaries on the basis stated therein at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein.

(w)  There are no existing or, to the Company’s knowledge, threatened labor disputes with the employees of the Company or any Subsidiary which would have a material adverse effect on the Company and the Subsidiaries taken as a whole.

(x)  The Company’s manufacturing, distribution and marketing practices are in compliance with all applicable laws, rules, regulations, orders, licenses, judgments, writs, injunctions and decrees in each country in which the Company’s and the Subsidiaries’ products are marketed, except for such noncompliances that, individually or in the aggregate, would not have a material adverse effect on the Company and the Subsidiaries taken as a whole.

(y)  Neither the Company nor any Subsidiary, nor to the Company’s knowledge, any of its officers, directors or Affiliates has taken, directly or indirectly, any action designed to or which has constituted the stabilization or manipulation of the price of the Common Stock of the Company and the Subsidiaries taken as a whole.

(z)  None of the Company nor any Subsidiary has received any written communication notifying the Company or such Subsidiary as to the termination or threatened termination or modification or threatened modification of any consulting, licensing, marketing, research and development, cooperative or any similar agreement described in this Subscription Agreement.

(aa)  Each of the Company and each Subsidiary has filed all Federal, state, local and foreign tax returns which are required to be filed through the date hereof (except where the failure to so file would not have a material adverse effect on the Company and the Subsidiaries taken as a whole), which returns are true and correct in all material respects, or have received extensions thereof, and have paid all taxes shown on such returns and all assessments received by them to the extent that the same are material and have become due. All tax liabilities are adequately provided for on the books of the Company and the Subsidiaries. To the Company’s knowledge, there are no tax audits or investigations pending, which if adversely determined, would have a material adverse effect on the Company and the Subsidiaries taken as a whole.

(bb)  Each of the Company and each Subsidiary is insured against such losses and risks and in such amounts as are customary in the businesses in which it is engaged, including but not limited to, insurance covering product liability and real or personal property owned or leased against theft, damage, destruction, act of vandalism and all other risks customarily insured against. All policies of insurance and fidelity or surety bonds insuring the Company, any Subsidiary or the Company’s or any Subsidiary’s businesses, assets, employees, officers and directors are in full force and effect. The Company and each Subsidiary is in compliance with the terms of such policies and instruments in all material respects. The Company has no reason to believe that it and the Subsidiaries will not be able to renew their existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business. Since January 1, 2004, neither the Company nor any Subsidiary has been denied any insurance coverage which it has sought or for which it has applied.

(cc)  The Company and each Subsidiary has good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by it, in each case free and clear of all liens, encumbrances and defects except such as are described in the SEC Reports and Draft Form 10-Q or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company or such Subsidiary. Any real property and buildings held under lease by the Company and any Subsidiary is held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company or such Subsidiary.

(dd)  The Company is subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act. Since January 1, 2004, the Company has timely filed with the SEC all reports required to be filed under the Exchange Act and the Company is and, as of the time of the Closing will be, current in its reporting obligations under the Exchange Act. To the Company’s knowledge, the Company has responded to all comments raised by the SEC with respect to the Company’s reports, registration statements and other filings made with the SEC to the SEC’s satisfaction, and there are no comments which could have an adverse effect on the Company’s consolidated financial condition or results of operations (past or future) or could require a restatement of previously filed financial statements remained unresolved with the SEC.

(ee)  There is and there has been no failure on the part of the Company or, to the Company’s knowledge, any of the officers or directors of the Company in their capacities as such to comply in all material respects with the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith.

(ff)  Neither the Company nor any of its affiliates has directly or indirectly, solicited any offer to buy, sold or offered to sell or otherwise negotiated in respect of, or will solicit an offer to buy, sell or offer to sell, or otherwise negotiate in respect of any security which might be integrated with the sale of the Shares in a manner that would require the Shares to be registered under the Act. Neither the Company nor any of its Affiliates has directly or indirectly, solicited any offer to buy, sold or offered to sell or otherwise negotiated in respect of, or will solicit an offer to buy, sell or offer to sell, or otherwise negotiate in respect of any security which might be integrated with the sale of the Shares and Warrants in a manner that would require the Shares to be registered under the Securities Act. There are no persons with registration rights or similar rights to have any securities registered by the Company under the Act that are not covered by an effective registration statement or are eligible for sale without any restrictions on transfer. No registration under the Act and Warrants is required for the sale of the Shares and Warrants to the undersigned under this Subscription Agreement, assuming the accuracy of the undersigned’s representations, warranties and agreements set forth in Section 2.

(gg)  The Company has established and maintains disclosure controls and procedures (as such term in defined in Rule 13a-14 and 15d-14 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s Chief Executive Officer and its Chief Financial Officer by others within those entities, and such disclosure controls and procedures are reasonably effective to perform the functions for which they were established, subject to the limitation of any such control system; the Company’s auditors and the Audit Committee of the Board of Directors of the Company have been advised of: (A) any significant deficiencies in the Company’s ability to record, process, summarize, and report financial data; and (B) any fraud, whether or not material, that involves management or other employees who have a role in the Company’s internal controls; any material weaknesses in internal controls have been identified for the Company’s auditors; and since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

(hh)  The Company has caused or will cause to be timely filed with each applicable jurisdiction corresponding to the principal place(s) of business of the undersigned (as same has been provided by the undersigned) and such other jurisdictions as reasonably requested by the undersigned all appropriate documentation required for the registration of the Offering under applicable state law or required to secure an exemption from such registration requirements.

(ii)  The Company represents and warrants that it has agreed to pay J Giordano a fee for serving as placement agent in connection with the Offering equal to 6% of the aggregate gross proceeds received by the Company for the Shares and Warrants. In addition, the Company has agreed that, if within twelve (12) months following the Closing Date the Company sells, directly or indirectly, equity securities to the undersigned or any other purchaser of Shares and Warrants in the Offering (other than securities in connection with a working capital loan or facility or project debt financing), J Giordano will be entitled to receive the same compensation with respect to such sale of securities as it will receive in connection with the Offering.

4.  Registration Rights. (a) As used herein the term “Registrable Security” means each of the Shares and Warrant Shares; provided, however, that with respect to any particular Registrable Security, such security shall cease to be a Registrable Security when, as of the date of determination, (i) it has been effectively registered under the Act and disposed of pursuant thereto, (ii) registration under the Act is no longer required for subsequent public distribution of such security without any filing requirement or volume limitation, or (iii) it has ceased to be outstanding. In the event of any merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the Common Stock, such adjustment shall be made to the definition of “Registrable Security” as is appropriate in order to prevent any dilution or enlargement of the rights granted pursuant to this Section 4.

(b)  The Company shall use its best efforts to, within 45 days of the Closing Date (the “Filing Date”), prepare and file with the SEC, at the sole expense of the Company (other than the fees of any counsel retained by the undersigned in connection with such registration and any transfer taxes or underwriting discounts, commissions or fees applicable to the Registrable Securities sold by the undersigned pursuant thereto), a registration statement (the “Registration Statement”) and such other documents, including a prospectus, as may be necessary, in order to comply with the provisions of the Act, so as to permit a public offering and sale of the Registrable Securities by the undersigned. The Company shall use its best efforts to have the Registration Statement declared effective by the SEC within 150 days of the Closing Date (and as soon or reasonably practicable (i) in the event the Company is notified by the SEC that the SEC will not review the Registration Statement, or (ii) following notification from the SEC that it has no further comments with respect to the Registration Statement) and to remain effective of the Registration Statement in order to permit a public offering and sale of the Registrable Securities for a period of two years from the date hereof or for such period that will terminate when all the Registrable Securities have been sold pursuant to the Registrable Securities or Rule 144 under the Act or cease to be Registrable Securities. The Company shall telephonically request effectiveness of a Registration Statement as of 4:30 pm Eastern Time (or later) on a trading day. The Company shall immediately notify the undersigned via facsimile of the effectiveness of a Registration Statement on the same trading day that the Company telephonically confirms effectiveness with the SEC, which shall be the date requested for effectiveness of a Registration Statement. The Company shall, by 9:30 am Eastern Time on the trading day after the Effective Date, file a Form 424(b) with the SEC.

(c)  If: (i) a Registration Statement is not filed on or prior to the Filing Date or (ii) a Registration Statement filed or required to be filed hereunder is not declared effective by the SEC on or before 150 days after the date hereof (any such failure being referred to as an “Event”, and the date on which such Event occurs being referred to as “Event Date”), then, on each such Event Date and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the earlier of the applicable Event being cured and the Registrable Securities being eligible to be sold under Rule 144 under the Act, the Company shall pay equal to 1.0% of the aggregate purchase price paid by the undersigned for any Registrable Securities then held by the undersigned; provided, however that the maximum amount payable to the undersigned shall be 10% of the aggregate purchase price paid by the undersigned for the Shares and Warrants. Notwithstanding anything to the foregoing, in no event shall the Company be required to make a partial liquidated damages payment for more than one Event during any 30-day period.

(d)  In connection with the Company’s registration obligations hereunder, the Company shall:

(i)  Not less than five trading days prior to the filing of the Registration Statement or one trading day prior to the filing of any related prospectus or any amendment or supplement thereto in which any change is made with respect to disclosure regarding the undersigned, the undersigned’s ownership of securities of the Company or the “Plan of Distribution” section of the prospectus, the Company shall, furnish to the undersigned copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of the undersigned.

(ii)  (A)Prepare and file with the SEC such amendments, including post-effective amendments, to a Registration Statement and the prospectus included therein used in connection therewith as may be necessary to keep a Registration Statement continuously effective as to the applicable Registrable Securities for the period set forth in Section 4(b) and prepare and file with the SEC such additional Registration Statements in order to register for resale under the Act all of the Registrable Securities; (B) cause the related prospectus to be amended or supplemented by any required prospectus supplement (subject to the terms of this Subscription Agreement), and as so supplemented or amended to be filed pursuant to Rule 424 under the Act; (C) respond as promptly as reasonably practicable to any comments received from the SEC with respect to a Registration Statement or any amendment thereto; (D) use reasonable efforts to comply in all material respects with the provisions of the Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement during the applicable period in accordance (subject to the terms of this Subscription Agreement) with the intended methods of disposition by the undersigned thereof set forth in such Registration Statement as so amended or in such prospectus as so supplemented; and (E) promptly inform the undersigned in writing if, at any time during the period during the period set forth in Section 4(b), the Company does not satisfy the conditions specified in Rule 172 under the Act and, as a result thereof, the undersigned are required to deliver a Prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder; and make available to its security holders, as soon as reasonably practicable, but not later than the Availability Date (defined below), an earnings statement covering a period of at least twelve (12) months, beginning after the effective date of each Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Act, including Rule 158 under the Act promulgated thereunder (for the purpose of this subsection 4(d)(ii), “Availability Date” means the 45th day following the end of the fourth fiscal quarter that includes the effective date of such Registration Statement, except that, if such fourth fiscal quarter is the last quarter of the Company’s fiscal year, “Availability Date” means the 90th day after the end of such fourth fiscal quarter).

(iii)  Use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (A) any order suspending the effectiveness of a Registration Statement, or (B) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(iv)  Furnish to the undersigned, if requested, without charge, at least one conformed copy of each such Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference to the extent reasonably requested by the undersigned and all exhibits to the extent requested by the undersigned (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the SEC.

(v)  Promptly deliver to the undersigned, without charge, as many copies of the prospectus or prospectuses (including each form of prospectus) and each amendment or supplement thereto as the undersigned may reasonably request in connection with resales by the undersigned of Registrable Securities. Subject to the terms of this Subscription Agreement, the Company hereby consents to the use of such prospectus and each amendment or supplement thereto by the undersigned in connection with the offering and sale of the Registrable Securities covered by such prospectus and any amendment or supplement thereto, except after the giving on any notice pursuant to Section 4(e).

(vi)  The Company shall use its best efforts to register or qualify the Registrable Securities under all applicable state securities or “blue sky” laws of such jurisdictions as the undersigned may reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable the undersigned and underwriter to consummate the disposition in the jurisdiction of such Registrable Securities owned by the undersigned; provided, however, that the Company shall not be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 4(d)(vi), or (ii) take any action which would subject it to general service of process or taxation in any such jurisdiction where it is not then so subject;

(vii)  If requested by the undersigned, cooperate with the undersigned to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by this Subscription Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as the undersigned may request.

(viii)  Upon the occurrence of any Registration Event (as defined below), as promptly as reasonably possible under the circumstances taking into account the Company’s good faith assessment of any adverse consequences to the Company and its stockholders of the premature disclosure of such event, prepare a supplement or amendment, including a post-effective amendment, to a Registration Statement or a supplement to the related prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither a Registration Statement nor such prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company will use its best efforts to ensure that the use of the prospectus may be resumed as promptly as is practicable.

(ix)  Comply with all applicable rules and regulations of the SEC.

(x)  With a view to making available to the undersigned the benefits of Rule 144 of the Act (or its successor rule) and any other rule or regulation of the SEC that may at any time permit the undersigned to sell Registrable Securities to the public without registration, the Company covenants and agrees to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) six months after such date as all of the Registrable Securities may be resold pursuant to Rule 144(k) or any other rule of similar effect or (B) such date as all of the Registrable Securities shall have been resold; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act; and (iii) furnish to each Investor upon request, as long as such Investor owns any Registrable Securities, (A) a written statement by the Company that it has complied with the reporting requirements of the Exchange Act, (B) a copy of the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) such other information as may be reasonably requested in order to avail the undersigned of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration.

(xi)  Notwithstanding anything herein to the contrary, the undersigned may not include any of its Registrable Securities in the Registration Statement pursuant to this Agreement unless and until the undersigned (i) furnishes to the Company the information required by the Questionnaire included as Annex I to this Subscription Agreement and (ii) agrees to promptly furnish additional information required to be disclosed in order to make the information previously furnished to the Company by the undersigned not materially misleading.

(e)  The undersigned, upon receipt of notice from the Company that a Registration Event (defined below) has occurred which requires a post-effective amendment to the Registration Statement or a supplement to the prospectus included therein, shall promptly discontinue the sale of Registrable Securities until the undersigned receives a copy of a supplemented or amended prospectus from the Company. The Company shall notify the undersigned of the occurrence of a Registration Event promptly following the occurrence of a Registration Event. The term “Registration Event” means (i) the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness the Registration Statement or the initiation of any proceedings for that purpose, (ii) the happening of any event or the discovery of any facts during the period the Registration Statement is effective which makes any statement of a material fact made in the Registration Statement or the related prospectus untrue in any material respect or which requires the making of any changes in the Registration Statement or prospectus in order to make the statements therein not misleading, (iii) the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (iv) any determination by the Company that a post-effective amendment to such Registration Statement would be appropriate;

(f)  All fees and expenses incident to the performance of or compliance with this Section 4 by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with Nasdaq, (B) in compliance with applicable state securities or Blue Sky laws reasonably agreed to by the Company in writing, (ii) fees and disbursements of counsel for the Company, and (iii) fees and expenses of all other persons retained by the Company in connection with the consummation of the transactions contemplated by this Section 4. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Section 4 (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any broker or similar commissions or any legal fees or other costs of the undersigned.

(g)  (i)The Company shall, indemnify and hold harmless the undersigned, the officers, directors, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees of each of them, each Person who controls the undersigned (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (x) such untrue or alleged untrue statements or omissions or alleged omissions are based solely upon information regarding the undersigned furnished in writing to the Company by the undersigned expressly for use therein, or to the extent that such information relates to the undersigned or the undersigned’s proposed method of distribution of Registrable Securities or (y) the failure of the undersigned to satisfy the prospectus delivery requests or, in the case of an occurrence of a Registration Event, of the use by the undersigned of an outdated or defective prospectus after the Company has notified the undersigned in writing that the prospectus is outdated or defective and prior to the receipt by the undersigned of the notice contemplated in Section 4(e). The Company shall notify the undersigned promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Section 4 of which the Company is aware.

(ii)  The undersigned shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based solely upon: (x) the undersigned’s failure to comply with the prospectus delivery requirements of the Act or (y) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading (A) to the extent, but only to the extent, that such untrue or alleged untrue statement or omission or alleged omission is contained in any information so furnished in writing by the undersigned to the Company specifically for inclusion in such Registration Statement or such prospectus or (B) to the extent that (1) such untrue or alleged untrue statements or omissions or alleged omissions are based solely upon information regarding the undersigned furnished in writing to the Company by the undersigned expressly for use therein, or to the extent that such information relates to the undersigned or the undersigned’s proposed method of distribution of Registrable Securities or (2) the failure of the undersigned to satisfy the prospectus delivery requests or, in the case of a Registration Event, the use by the undersigned of an outdated or defective prospectus after the Company has notified the undersigned in writing that the prospectus is outdated or defective and prior to the receipt by the undersigned of the notice contemplated in Section 4(e). In no event shall the liability of the undersigned hereunder be greater in amount than the proceeds received from the sale of the Registrable Securities.

(iii)  If any proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except to the extent that it shall be finally determined by a court of competent jurisdiction that such failure shall have prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall reasonably believe that a material conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of one separate counsel shall be at the expense of all Indemnifying Parties). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

(iv)  If the indemnification under this Section 4(g) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4(g)(iv) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 4(g), the undersigned shall not be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by the undersigned from the sale of the Registrable Securities subject to the proceeding exceeds the amount of any damages that the undersigned has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, except in the case of fraud by the undersigned.

The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

(h)  If at any time during the period set forth in Section 4(b) there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the stock option or other employee benefit plans, then the Company shall send to the undersigned a written notice of such determination and, if within five days after the date of such notice, the undersigned shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities the undersigned requests to be registered.

5.  Conditions to the Undersigned’s Obligations. The obligations of the undersigned to purchase and pay for the Shares and Warrants for which it is subscribing to purchase on the Closing Date are subject to the accuracy of the representations and warranties of the Company contained in this Agreement or in any certificate of any officer of the Company delivered pursuant to this Agreement and to the following further conditions:

5.1  Officer’s Certificate. The Company shall have delivered to J Giordano, on behalf of the undersigned, on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before such Closing Date.

5.2  Opinion of Counsel. The Company shall have delivered to J Giordano, on behalf of the undersigned, on the Closing Date the opinion of Blank Rome LLP, counsel for the Company, dated such Closing Date, to the effect set forth in Exhibit B attached hereto. Such opinion shall be rendered to the undersigned at the request of the Company and shall so state therein.

5.3  Good Standing Certificate. The Company shall have delivered to J Giordano, on behalf of the undersigned, on the Closing Date a certificate, dated as of a reasonably current date prior to such Closing, issued by the proper authority in Delaware to the effect that the Company is legally existing and in good standing.

6.  Indemnification. In consideration of the undersigned's execution and delivery of this Subscription Agreement and acquiring the Securities and in addition to all of the Company's other obligations under this Subscription Agreement, the Company shall defend, protect, indemnify and hold harmless the undersigned and each other holder of the Securities and all of their officers, directors, agents, Affiliates, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees of each of them, each person who controls the undersigned (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) and the officers, directors, agents, Affiliates and employees of each such controlling person (collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in this Subscription Agreement and the Warrant or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in this Subscription Agreement and the Warrant or any other certificate, instrument or document contemplated hereby or thereby or (c) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company) and arising out of or resulting from the execution, delivery, performance or enforcement of this Subscription Agreement and the Warrant or any other certificate, instrument or document contemplated hereby or thereby; provided that any indemnification obligation arising out of Section 4 shall be governed by Section 4(g). To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. Except as otherwise set forth herein, the mechanics and procedures with respect to the rights and obligations under this Section 6(h) shall be the same as those set forth in Section 4(g)(iii).

7.  Miscellaneous. (a) In the event of rejection of this subscription, this Subscription Agreement and any other agreement entered into between the undersigned and the Company relating to this subscription shall thereafter have no force or effect and the Company shall promptly, but in no event later than two business days thereafter, return or cause to be returned to the undersigned the subscription amount remitted to the Company by the undersigned, without interest thereon or deduction therefrom.

(b)  Except as otherwise provided herein, this Subscription Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns. If the undersigned is more than one person, the obligation of the undersigned shall be joint and several and the agreements, representations, warranties and acknowledgements herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators and successors.

(c)  This Subscription Agreement and the documents referenced herein contain the entire agreement of the parties and there are no representations, covenants or other agreements, except as stated or referred to herein and therein.

(d)  This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of law principles.

(e)  This Subscription Agreement (i) may only be modified by a written instrument executed by the undersigned and the Company.

(f)  Unless the context otherwise requires, all personal pronouns used in this Subscription Agreement, whether in the masculine, feminine or neuter gender, shall include all other genders.

(g)  All notices or other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or mailed by certified mail, return receipt requested, postage prepaid, as follows: if to the undersigned, to the address set forth on the signature page; and if to the Company, to Ionatron, Inc. at the address indicated above, Attention: Chief Operating Officer, or to such other address as the Company or the undersigned shall have designated to the other by like notice.

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this _____ day of August 2006.

SIGNATURE PAGE

Organization Signature: ___________________________________________ Print Name of Subscriber Organization	Individual Signature(s): [If Joint Tenants or Tenants-In-Common, both persons must sign and print their names]: ___________________________________________
By: ________________________________________ (Signature and Title)	_________________________________________________ Signature(s)

_________________________________________________ Print Name and Title of Person Signing ___________________________________________ Print Address of Subscriber
_________________________________________________
Print Name of Subscriber

___________________________________________
Print Name of Subscriber

___________________________________________
Print Address of Subscriber

Number of Shares subscribed for: ______ Shares (at a purchase of $5.75 per Share) and
 ______ Warrants [20% of the number of Shares]

-----------------------------------------------------------------------------------------------------------------------------------

(All Subscribers should please print information
below exactly as you wish it to appear
in the records of the Company)

_________________________________________________ Name and capacity in which subscription is made -- see below for particular requirements	_________________________________________________ Social Security Number of Individual or other Tax-payer I.D. Number

Address: _________________________________________________ Number and Street _________________________________________________ City State Zip Code	Address for notice if different: _________________________________________________ Number and Street _________________________________________________ City State Zip Code

Please check the appropriate box to indicate form of ownership (if applicable):

❒ TENANTS-IN-COMMON (Both Parties must sign above)	❒ JOINT TENANTS WITH RIGHT OF SURVIVORSHIP (Both Parties must sign above)

ACCEPTANCE OF SUBSCRIPTION

IONATRON, INC.

The foregoing subscription is hereby accepted by Ionatron, Inc., this _____ day of August 2006 for __________ Shares and _________ Warrants.

IONATRON, INC.

By:  ____________________________________
Name:
Title:

ANNEX 1

IONATRON, INC.

FORM OF SELLING SECURITY HOLDER NOTICE AND QUESTIONNAIRE

The undersigned prospective subscriber for, or beneficial owner of, shares (the “Shares”) of Common Stock, $.001 par value (the “Common Stock”), of Ionatron, Inc. (the “Company”), understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 or another appropriate form (collectively, the “Shelf Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Subscription Agreement, dated as of August __, 2006 (the “Subscription Agreement”), between the Company and the undersigned. A copy of the Subscription Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Subscription Agreement.

Each beneficial owner of Registrable Securities is entitled to the benefits of its Subscription Agreement. In order to sell or otherwise dispose of any Registrable Securities pursuant to the Shelf Registration Statement, a beneficial owner of Registrable Securities will be required to be named as a selling securityholder in the related prospectus, deliver a prospectus to purchasers of Registrable Securities in accordance with the Securities Act and the resales and registrations thereunder and be bound by those provisions of the Subscription Agreement applicable to such beneficial owner (including certain indemnification provisions described below). Beneficial owners that do not complete this Notice and Questionnaire and deliver it to the Company as provided below will not be named as selling securityholders in the prospectus and therefore will not be permitted to sell any Registrable Securities pursuant to the Shelf Registration Statement. Beneficial owners must complete and deliver this Notice and Questionnaire at least 10 business days prior to the effectiveness of the Initial Shelf Registration Statement so that such beneficial owners could be named as selling securityholders in the related prospectus at the time of effectiveness.

Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and the related prospectus.

NOTICE

If the undersigned is not an original subscribing party to the Subscription Agreement, the undersigned, by signing and returning this Questionnaire, understands that the undersigned will be bound by the terms and conditions of this Questionnaire as if the undersigned were an original party thereto.

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QUESTIONNAIRE

Please respond to every item, even if your response is “none.” If you need more space for any response, please attach additional sheets of paper. Please be sure to write your name and the number of the item being responded to on each such additional sheet of paper and sign each such additional sheet of paper and attach it to this Notice and Questionnaire. Please note that you may be asked to answer additional questions depending on your responses to the following questions.

1. Your Identity and Background as the Beneficial Owner of the Registrable Securities.

(a)	Your full legal name:
________________________________________________________

(b)	Your business address (including street address) (or residence if no business address), telephone number and facsimile number:

Address:	_____________________________________________
_____________________________________________

Telephone No.:	_____________________________________________

Fax No.:	_____________________________________________

(c)	Are you a broker-dealer registered pursuant to Section 15 of the Exchange Act?

☐ Yes

☐ No

(d)	If your response to Item 1(c) above is no, are you an “affiliate” of a broker-dealer registered pursuant to Section 15 of the Exchange Act?

☐ Yes

☐ No

2. Your Relationship with the Company.

(a)
Have you or, to your knowledge, any of your affiliates, officers, directors or principal equity holders (owners of 5% or more of the equity securities of the undersigned) held any position or office or have you had any other material relationship with the Company (or its predecessors or affiliates) within the past three years?

☐ Yes

☐ No
(b)	If your response to Item 2(a) above is yes, please state the nature and duration of the position or office or your relationship with the Company (or its predecessors or affiliates):

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3.  Your Interest in the Registrable Securities.

(a)	State the number of such Registrable Securities beneficially owned by you which were purchased pursuant to the Subscription Agreement. Check any of the following that applies to you.

Number of shares of Common Stock which were purchased pursuant to the Subscription Agreement:
________________________________________________________

Number of shares of Common Stock issuable upon exercise of Warrants purchased pursuant to the Subscription Agreement:
________________________________________________________

(b)	Other than as set forth in your response to Item 3(a) above, do you beneficially own any other securities of the Company?

☐ Yes

☐ No

(c)	If your answer to Item 3(b) above is yes, state the type, and aggregate amount of such other securities of the Company beneficially owned by you:

Type: ____________________________________________

Aggregate amount: ________________________________________

(d)	Did you acquire the securities listed in Item 3(a) above in the ordinary course of business?

☐ Yes

☐ No

(e)	At the time of your purchase of the securities listed in Item 3(a) above, did you have any agreements or understandings, directly or indirectly, with any person to distribute the securities?

☐ Yes

☐ No

(f)	If your response to Item 3(e) above is yes, please describe such agreements or understandings:

4.  Nature of Your Beneficial Ownership.

(a)
If the name of the beneficial owner of the Registrable Securities set forth in your response to Item 1(a) above is that of a general or limited partnership, state the names of the general partners of such partnership:

________________________________________________________
________________________________________________________
________________________________________________________

(b)
With respect to each general partner listed in Item 4(a) above who is not a natural person, and is not publicly held, name each shareholder (or holder of partnership interests, if applicable) of such general partner. If any of these named shareholders are not natural persons or publicly held entities, please provide the same information. This process should be repeated until you reach natural persons or a publicly held entity.

________________________________________________________ ________________________________________________________ ________________________________________________________

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(c)
Name your controlling shareholder(s) (the “Controlling Entity”). If the Controlling Entity is not a natural person and is not a publicly held entity, name each shareholder of such Controlling Entity. If any of these named shareholders are not natural persons or publicly held entities, please provide the same information. This process should be repeated until you reach natural persons or a publicly held entity.

________________________________________________________
________________________________________________________
________________________________________________________

(A)(i)	Full legal name of Controlling Entity(ies) or natural person(s) who have sole or shared voting or dispositive power over the Registrable Securities:

(ii)	Business address (including street address) (or residence if no business address), telephone number and facsimile number of such person(s):

Address:	________________________________________________________

Telephone:	________________________________________________________

Fax:	________________________________________________________

(iii)	Name of shareholders:

(B)(i)	Full legal name of Controlling Entity(ies):

(ii)	Business address (including street address) (or residence if no business address), telephone number and facsimile number of such person(s):

Address:	________________________________________________________

Telephone:	________________________________________________________

Fax:	________________________________________________________

(iii)	Name of shareholders:
________________________________________________________

If you need more space for this response, please attach additional sheets of paper. Please be sure to indicate your name and the number of the item being responded to on each such additional sheet of paper, and to sign each such additional sheet of paper before attaching it to this Notice and Questionnaire. Please note that you may be asked to answer additional questions depending on your responses to the following questions.

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5. Plan of Distribution.

Except as set forth below, the undersigned (including the undersigned’s donees or pledgees) intends to distribute the Registrable Securities listed above in Item 3 pursuant to the Shelf Registration Statement only as follows (if at all): Such Registrable Securities may be sold from time to time directly by the undersigned or, alternatively, through underwriters, broker-dealers or agents. If the Registrable Securities are sold through underwriters, broker-dealers or agents, the undersigned will be responsible for underwriting discounts or commissions or agents’ commissions. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale or at negotiated prices. Such sales may be effected in transactions (which may involve block transactions) (i) on any national securities exchange or quotation service on which the Registrable Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, (iv) through the writing of options or any other method permitted by law. In connection with sales of the Registrable Securities or otherwise, the undersigned may enter into hedging transactions with broker-dealers or others, who may in turn engage in short sales of, or other hedging transactions involving, the Registrable Securities or the shares of Common Stock in the course of hedging positions they assume. The undersigned may also sell Registrable Securities short and deliver Registrable Securities to close out short positions, or loan or pledge Registrable Securities to broker-dealers or others who in turn may sell such securities.

State any exceptions here:

Note:	In no event will such method(s) of distribution take the form of an underwritten offering of the Registrable Securities without the prior written agreement of the Company.

The undersigned acknowledges the undersigned’s obligation to comply with the applicable prospectus delivery and other provisions of the Securities Act, provisions of the Exchange Act and the rules and regulations thereunder, particularly Regulation M (or any successor rules or regulations), in connection with any offering or sale of Registrable Securities pursuant to the Subscription Agreement. The undersigned agrees that the undersigned will not, and will not instruct any person acting on the undersigned’s behalf to, engage in any transaction in violation of such provisions.

If the undersigned transfers all or any portion of the Registrable Securities listed in Item (3) above after the date of this Questionnaire, the undersigned agrees to notify the transferee(s) at the time of the transfer of such transferee(s) rights and obligations under this Questionnaire and the Subscription Agreement.

In accordance with the undersigned’s obligation under the Subscription Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while a Shelf Registration Statement remains effective.

By signing below, the undersigned acknowledges that the undersigned has executed the Subscription Agreement for, or is, the beneficial owner of the Registrable Securities set forth herein, represents that the information provided herein is accurate, consents to the disclosure of the information contained in Sections 1(a) and (c), 2, 3 and 4(c)(A)(i) this Questionnaire and the inclusion of such information in the Shelf Registration Statement and the related prospectus. The undersigned understands that the Company will rely on such information in connection with the preparation or amendment of the Shelf Registration Statement and the related prospectus and any filing of a new Shelf Registration Statement.

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IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by a duly authorized agent of the undersigned.

NAME OF BENEFICIAL OWNER:

____________________________________________
(Please Print Full Legal Name)

Signature: _____________________________________
(Please Print Name and Title If Signed on Behalf of an Entity)

Date: ________________________________________

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